[Transamerica Financial Life Insurance Company]

March 17, 2005

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

RE:	TFLIC Separate Account B
File Nos. 811-06298, CIK 0000874235
Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), TFLIC Separate Account B, a unit investment trust registered under the Act, mailed to its contract owners the annual report for the Vanguard Variable Insurance Fund. This filing constitutes the filing of this report as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, on March 1, 2005, Vanguard Variable Insurance Fund filed its annual report with the Commission via Edgar (CIK: 000857490). To the extent necessary, this filing is incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith
Darin D. Smith
Assistant General Counsel
Financial Markets Division